UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 14, 2018

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory arrangements of Certain Officers.

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh (“Bank”) to amend the Current Report on Form 8-K filed on November 14, 2018 in order to add information about the standing Committees of the Bank’s Board of Directors (“Board”) on which the newly elected and re-elected Directors shall serve in 2019.

On December 13, 2018, the Board approved:

1) Mr. Glenn R. Brooks, President, Leon N. Weiner and Associates, Inc., to serve as Vice Chair of the Affordable Housing Products and Services Committee and to serve on the Operational Risk Committee and the Enterprise Risk Management Committee;

2) Mr. Bradford E. Ritchie, President, Summit Community Bank, to serve as Chair of the Audit Committee, Vice Chair of the Enterprise Risk Management Committee and to serve on the Affordable Housing Products and Services Committee and the Executive Committee;

3) Ms. Jeane M. Vidoni, President and CEO, Penn Community Bank, to serve on the Finance Committee, the Enterprise Risk Management Committee and the Human Resources and Office of Minority and Women Inclusion (OMWI) Committee; and

4) Ms. Lynda A. Messick, Director, County Bank, Board Vice Chair, to serve as Vice Chair of the Executive Committee and to serve on the Enterprise Risk Management Committee and as a non-voting ex officio member of each other standing Board Committee.

In addition, the Board approved the following Committee assignments for 2019 for both the newly elected and all other directors.  The composition of each Committee of the Board of Directors for 2019 is:

AUDIT

Mr. Bradford E. Ritchie, Chair

Ms. Teresa B. Bazemore, Vice Chair

Mr. James R. Biery

Mr. William C. Marsh

Mr. Glenn E. Moyer

AFFORDABLE HOUSING, PRODUCTS & SERVICES

Rev. Luis A. Cortés, Chair

Mr. Glenn R. Brooks, Vice Chair

Ms. Teresa B. Bazemore

Mr. Brendan J. McGill

Mr. Bradford E. Ritchie

ENTERPRISE RISK MANAGEMENT

Mr. Charles J. Nugent, Chair

Mr. Bradford E. Ritchie, Vice Chair

This is a committee of the whole Board of Directors.

FINANCE

Mr. Madhukar (Duke) Dayal, Chair

Mr. Charles J. Nugent, Vice Chair

Ms. Louise M. Herrle

Ms. Jeane M. Vidoni

GOVERNANCE & PUBLIC POLICY

Mr. William C. Marsh, Chair

Mr. Glenn E. Moyer, Vice Chair

Ms. Pamela C. Asbury

Mr. James R. Biery

Mr. Thomas H. Murphy

HUMAN RESOURCES & OMWI

Mr. Brendan J. McGill, Chair

Rev. Luis A. Cortés, Vice Chair

Mr. Madhukar (Duke) Dayal

Mr. Charles J. Nugent

Ms. Jeane M. Vidoni

OPERATIONAL RISK

Mr. Thomas H. Murphy, Chair

Ms. Pamela C. Asbury, Vice Chair

Mr. Glenn R. Brooks

Ms. Louise M. Herrle

EXECUTIVE COMMITTEE

Mr. Patrick A. Bond, Chair

Ms. Lynda A. Messick, Vice Chair

Rev. Luis A. Cortés

Mr. Madhukar (Duke) Dayal

Mr. William C. Marsh

Mr. Brendan J. McGill

Mr. Thomas H. Murphy

Mr. Charles J. Nugent

Mr. Bradford E. Ritchie

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 19, 2018	By:	/s/ Dana A. Yealy
Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary